Exhibit 10.14

October 19, 2006

Brandon Burgess

Chief Executive Officer

ION Media Networks, Inc.

601 Clearwater Park Road

West Palm Beach, Florida 33401

Dear Brandon:

This letter will serve to confirm the terms of the agreement reached between ION Media Networks, Inc. (“ION”) and RHI Entertainment Distribution, LLC (“RHI”) as follows:

1.

RHI will serve as ION’s exclusive television programming supplier for the purpose of programming the 7 pm. to 11 p.m. time periods on Fridays, Saturdays, and Sundays (the “RHI Time Periods”) on all ION television stations in the United States which shall include stations in the top 50 U.S. markets (the “ION Stations”) for a period of two (2) years commencing July 1, 2007 (the “Term”) subject to certain rights of extension set forth in Paragraph 10 below. ION represents that it shall not lose more than ten percent (10%) of its present distribution covered by the ION Stations during the Term.

2.

The programming to be licensed to ION shall: (a) be licensed on an exclusive basis as against all broadcast, satellite and cable television as follows: (i) during the “ION Window” which shall consist of a eight (8) week period commencing four (4) weeks prior to such program’s telecast on ION Stations; and (ii) during the “Hallmark Channel Window” such that no program being telecast on ION Stations will be telecast on the Hallmark Channel during a period of six (6) months commencing three (3) months prior to its ION telecast; and (b) consist of:

(i) two-hour made for television motion pictures and television miniseries (having a running time in excess of two commercial hours) which have been previously telecast in the United States on national broadcast and cable networks to be selected from the programs listed in Schedule “A” hereto; and

(ii) the U.S. broadcast premiere of certain original two-hour television motion pictures currently intended for initial distribution on Time Warner’s and/or Comcast’s VOD platforms [(i) and (ii) collectively, the “RHI Programming”]. RHI agrees that a minimum of 6 original two-hour television motion pictures shall be scheduled for each Contract Year of the Term.

(c)	RHI shall deliver tape masters not less than sixty (60) days prior to scheduled broadcast date.
3.

In consultation with ION, RHI shall select the specific RHI Programming to be telecast on ION Stations in each time period on each day provided that RHI shall have final approval as to the selection and scheduling of such programs subject to ION’s approval with respect to FCC and ION S&P content requirements only. In connection with such consultation, RHI shall furnish to ION an approximation of residual costs associated with the telecasting of such RHI Programming by ION Stations. RHI agrees that the formal documentation referenced in Paragraph 11 shall include the initial availabilities list of RHI Programming and that the programming to be scheduled shall be reasonably consistent with viewership demographics on ION which ION shall acknowledge upon the finalization of the initial availabilities list. ION will consult with RHI regarding potential lead-in programming to the RHI Time Period.

4.

RHI will determine the amount of and will control all advertising time in each hour of RHI Programming telecast on ION Stations (“RHI Ad Time”) provided that ION will retain two (2) minutes of advertising time in each hour of RHI Programming telecast on ION Stations (“ION Ad Time”).

5.

RHI will have the right, either through RHI full-time employees, ION full-time employees or a 3rd party sales agent to be mutually agreed upon, to sell the RHI Ad Time, and ION will have the right to sell the ION Ad Time provided each will consult and collaborate with the other regarding pricing, product categories and advertiser relationships. RHI agrees that any make-good liability it incurs shall be satisfied solely with the RHI Ad Time within the RHI Time Periods and/or cash. ION, at its sole cost and expense, will provide RHI (in its capacity as sales agent of ION Stations broadcast time) with all applicable Nielson ratings information and will be responsible for the trafficking and placement of advertising and promotional spots for both ION Ad Time and RHI Ad Time. RHI shall provide necessary guidance to ION for the creation of promos and the parties shall mutually agree upon formatting and delivery requirements. ION shall provide RHI with the necessary information for RHI to perform the billing and collections function for the RHI Ad Time.

6.	As set forth in this Agreement, RHI shall pay to ION an “Annual Minimum Guarantee” defined as follows:
a)	Contract Year 1 - $12,500,000 (Quarterly Payment - $3,125,000)
b)	Contract Year 2 - $13,800,000 (Quarterly Payment - $3,450,000)
c)	Contract Year 3 (if any) - $15,000,000 (Quarterly Payment - $3,750,000)
d)	Contract Year 4 (if any) - $15,000,000 (Quarterly Payment - $3,750,000)

During each Contract Year during the Term RHI guarantees that ION’s share of Annual Net Ad Sales Revenue (defined below) will not be less than Annual Minimum Guarantee. The Annual Minimum Guarantee shall be payable as follows: (i) twenty five percent (25%) of the applicable Annual Minimum Guarantee (“Quarterly Payment”) on February 1, 2007; (ii) the applicable Quarterly Payment on August 1, 2007 and (iii) thereafter the applicable Quarterly Payment every subsequent ninety (90) day period during the Term commencing November 1, 2007 and payable on such first day of the month thereafter.

7.

From annual (July 1 to June 30 – a “Contract Year”) advertising revenue received by RHI, RHI shall be entitled to deduct any ad agency commissions (capped at 15%) and any mutually agreed upon sales agency fee paid to a 3rd party sales agent, if any. The balance remaining (“Annual Net Ad Sales Revenue”) shall be distributed and paid within 60 days after the end of each Contract Year in the following order: (a) to RHI, an amount equivalent to the applicable Annual Minimum Guarantee paid to ION; (b) to ION, an amount equivalent to 50% all Annual Net Ad Sales Revenue which remains after RHI recoups the applicable Annual Minimum Guarantee paid to ION and deducts any documented paid or accrued (due and owed) cash residuals triggered by the telecast of RHI Programming on ION Stations, which RHI shall represent and warrant as accurate and provide relevant document support thereof to ION. All such residuals hereunder will be capped at $10 million per Contract Year and any excess shall be RHI’s responsibility. There shall be no cross collateralization between Contract Years.

8.

In connection with ION’s share of Annual Net Ad Sales Revenue, RHI shall furnish to ION quarterly accounting statements to be rendered by RHI within sixty (60) days after each calendar quarter, and any Annual Net Ad Sales Revenue above the applicable Annual Minimum Guarantee due and payable to ION shall be paid within sixty (60) days at the end of each Contract Year during the Term.

9.

In the event RHI has failed to pay the Quarterly Payment relevant to the applicable Annual Minimum Guarantee and/or ION’s share of Annual Net Ad Sales Revenue (subject to a 10 business day notice and cure right), in addition to available remedies to ION, RHI agrees that it hereby grants ION a license to exhibit the RHI Programming during the RHI Time Periods as contemplated hereunder and RHI’s failure to pay shall not relieve RHI of its content delivery and licensing requirements.

10.

RHI agrees to spend: (a) $1 million per Contract Year toward marketing and promotion in other media of the telecasts of RHI Programming by ION Stations; and (b) $2 million per Contract Year toward the purchase of ad time on the ION Stations of which amount ½ shall be spent toward the promotion and marketing on ION Stations of the telecasts of RHI Programming by ION Stations and ½ toward the promotion of other RHI products. ION agrees that the pricing for such general market spot buyers on ION Stations shall be on a most favored nations basis with all other comparable buyers of ad time on ION Stations.

11.

RHI may, in its sole discretion, elect to extend the Term of this agreement for a third Contract Year (i.e. from July 1, 2009 to June 30, 2010) upon the same terms and conditions except that the Minimum Guarantee shall increase to $15 million. RHI shall notify ION of its election to extend or not extend no later than August 1, 2008.

In the event RHI elects to extend the Term for a third Contract Year, RHI may, in its sole discretion, elect to extend the Term of this agreement for a fourth Contract Year (i.e. July 1, 2010 to June 30, 2011) upon the same terms and conditions as for the third Contract Year. RHI shall notify ION of its election to extend or not extend for a fourth Contract Year no later than August 1, 2009.

Notwithstanding the foregoing, in the event RHI does not elect to extend the Term for a third or fourth Contract Year, ION shall have the right (exercisable within ten days after receipt of RHI’s notice) to so extend the Term upon the same terms and conditions as for the prior Contract Year if and only if the Annual Net Ad Sales revenue booked by RHI from July of the prior calendar year through June of the subsequent calendar year (i.e. 12 months prior) is at least $30 million.

12.

RHI agrees that during the Term plus 1 year ION shall be its main strategic programming alliance of this kind in the U.S. RHI shall not schedule its programs and sell (directly or indirectly) advertising time on any one linear 24/7 Network/Channel for more than six (6) hours on a weekly basis; provided, however, this shall not apply to Channels in which RHI makes a material investment (10% or more) nor shall this preclude RHI from VOD, NVOD or SVOD offerings of the RHI Programming.

13.

For both ION and RHI a “Change of Control” shall be defined as either (i) a change in control of a majority of Directors on such party’s Board, or (ii) a change in control of a majority of the outstanding voting securities.

In the event of a Change of Control, upon twelve (12) months advance notice, ION may terminate this Agreement and in such event, RHI shall receive as its sole remedy the sum of One Million Dollars per month for every month left on the initial two (2) year Term commencing from the end of such twelve (12) month notice period.

In the event of a Change of Control, upon twelve (12) months advance notice, RHI may terminate this Agreement as follows: (i) if RHI provides notice of the Change of Control event in the first Contract Year of the Term, ION shall not be able to exercise its right to obligate RHI to extend the Term for a third or fourth Contract Year as provided for in Paragraph 11 herein; or (ii) if RHI provides notice of the Change of Control event in the second Contract Year of the Term, ION shall not be able to exercise its right to obligate RHI to extend the Term for a fourth Contract Year as provided for in Paragraph 11 herein.

14.

RHI and ION agree that they shall not disclose to any third party (other than its affiliated entities, directors, officers and employees, in their capacity as such) any information with respect to the financial terms and provisions of this Agreement except to the extent necessary to comply with law and public disclosure requirements. RHI and ION agree to issue a joint press release upon execution of this Agreement.

15.

ION and RHI contemplate entering into a more formal document incorporating the terms hereof as well as such other terms as are customary in contracts of this nature (i.e., representations and warranties) and to which the parties may mutually agree. Unless and until such more formal document is executed by both parties, this letter of agreement shall constitute a firm and binding contract.

Please confirm your acceptance of and agreement to the foregoing by signing below where indicated.

Sincerely,
/s/ Robert Halmi, Jr.
Robert Halmi, Jr.

Accepted and Agreed to:
ION MEDIA NETWORKS, INC.
By:	/s/ Brandon Burgess
Brandon Burgess Chief Executive Officer

SCHEDULE A (7 Pages)

RHI Entertainment

ION Mini-Series and Movies

Title	Type
AFTERSHOCK : EARTHQUAKE IN NEW YORK [4 HRS.]	Mini
ALICE IN WONDERLAND [3 HRS.]	Mini
ANASTASIA: MYSTERIES OF ANNA [4 HRS.]	Mini
AND NEVER LET HER GO [4 HRS.]	Mini
ARABIAN NIGHTS [4 HRS.]	Mini
BONANNO: A GODFATHER’S STORY [4 HRS.]	Mini
BONANNO: YOUNGEST GODFATHER [4 HRS.]	Mini
BYE, BYE BIRDIE [3 HRS.]	Mini
CLEOPATRA [4 HRS.]	Mini
DEGREE OF GUILT-EYES OF A CHILD [4 HRS.]	Mini
ERICH SEGAL’S ONLY LOVE [4 HRS.]	Mini
FIDEL [4 HRS.]	Mini
FIRE NEXT TIME, THE [4 HRS.]	Mini
FORD: MAN & HIS MACHINE [4 HRS.]	Mini
FRANKENSTEIN [4 HRS.]	Mini
FUNGUS THE BOGEY MAN [4 HRS.]	Mini
GAMBLER 5 : PLAYING FOR KEEPS [4 HRS.]	Mini
GULLIVER’S TRAVELS [4 HRS.]	Mini
GYPSY [3 HRS.]	Mini
HAMLET [4 HRS.]	Mini
HANS CHRISTIAN ANDERSEN [4 HRS.]	Mini
IN COLD BLOOD [4 HRS.]	Mini
IN THE BEGINNING [4 HRS.]	Mini
INFINITE WORLDS OF H.G. WELLS, THE [6 HRS.]	Mini
JACK AND THE BEANSTALK-THE REAL STORY [4 HRS.]	Mini
JACKIE, ETHEL & JOAN:THE WOMEN OF CAMELOT [4 HRS.]	Mini
JASON & THE ARGONAUTS [4 HRS.]	Mini
JOHNSON COUNTY WARS [4 HRS.]	Mini
JOURNEY TO THE CENTER OF THE EARTH [4 HRS.]	Mini
KIDNAPPED [4 HRS.]	Mini
KING SOLOMON’S MINES[4 HRS.]	Mini
LA FEMME MUSKETEER [4 HRS.]	Mini
LARRY MCMURTRY’S DEAD MAN’S WALK [4/6 HRS.]	Mini
LARRY MCMURTRY’S STREETS OF LAREDO [5/6 HRS.]	Mini
LION IN WINTER [4 HRS.]	Mini
LONESOME DOVE 1 [8 HRS.]	Mini
LOST EMPIRE, THE [4 HRS.]	Mini
MAGICAL LEGEND OF THE LEPRECHAUNS, THE [4 HRS.]	Mini
MAMA FLORA’S FAMILY [4 HRS.]	Mini
MARK TWAIN’S ROUGHING IT [4 HRS.]	Mini
MOBY DICK [4 HRS.]	Mini
MYSTERY OF NATALIE WOOD, THE [4 HRS.]	Mini
ODYSSEY, THE [4 HRS.]	Mini

RHI Entertainment

ION Mini-Series and Movies

Title	Type
OLDEST LIVING CONFEDERATE WIDOW TELLS ALL [4 HRS.]	Mini
ON THE BEACH	Mini
RETURN TO LONESOME DOVE [8 HRS.]	Mini
ROBERT LUDLUM’S: APOCALYPSE WATCH [4 HRS.]	Mini
ROBIN COOK’S INVASION [4 HRS.]	Mini
SALLY HEMINGS : AN AMERICAN SCANDAL [4 HRS.]	Mini
SCARLETT [8 HRS.]	Mini
SEPTEMBER [4 HRS.]	Mini
SNOW QUEEN [4 HRS.]	Mini
STRANDED [4 HRS.]	Mini
TALKING TO HEAVEN [4 HRS.]	Mini
TEMPTATIONS, THE [4 HRS.]	Mini
TENTH KINGDOM, THE [10 HRS.]	Mini
THIRD TWIN, THE [4 HRS.]	Mini
TITANIC, THE [4 HRS.]	Mini
TOO RICH: THE SECRET LIFE OF DORIS DUKE [4 HRS.]	Mini
TOWER OF THE FIRST BORN [4 HRS.]	Mini
TRUDEAU [4 HRS.]	Mini
TRUE WOMEN [4 HRS.]	Mini
UNDUE INFLUENCE [4 HRS.]	Mini
VIRTUAL OBSESSION AKA HOST [3 HRS.]	Mini
VOYAGE OF THE UNICORN [4 HRS.]	Mini
20,000 LEAGUES UNDER THE SEA	Mow
AGAINST HER WILL: AN INCIDENT IN BALTIMORE	Mow
ALONE IN THE NEON JUNGLE	Mow
ANGEL OF PENNSYLVANIA AVENUE	Mow
ANNIE O	Mow
ASSIGNMENT BERLIN	Mow
ATTIC: THE HIDING OF ANN FRANK, THE	Mow
BAD BABY	Mow
BARNUM-RHI 1986	Mow
BARON & THE KID, THE	Mow
BEST FRIENDS FOR LIFE	Mow
BEYOND THE CALL	Mow
BIG AND HAIRY	Mow
BLACK FOX I	Mow
BLACK FOX II: PRICE OF PEACE	Mow
BLACK FOX III: GOOD MEN AND BAD	Mow
BLIND FAITH	Mow
BLUE RIVER	Mow
BOOK OF RUTH, THE	Mow
BRIDESMAIDS	Mow
BRIDGE OF TIME	Mow
BROKEN PROMISES	Mow

RHI Entertainment

ION Mini-Series and Movies

Title	Type
BROKEN VOWS	Mow
BROTHERHOOD OF MURDER	Mow
BUSH DOCTOR [60 OR 90 MINS.]	Mow
BY DAWN’S EARLY LIGHT	Mow
CALL OF THE WILD • REMAKE 1992	Mow
CANTERVILLE GHOST	Mow
CAPTAINS COURAGEOUS	Mow
CAPTIVE HEART:THE JAMES MINK STORY	Mow
CASE OF DEADLY FORCE, A	Mow
CHASE MORRAN	Mow
CHOICES	Mow
CHRISTMAS MEMORY, A	Mow
CLOVER	Mow
COLOR OF JUSTICE	Mow
CONUNDRUM	Mow
COURTYARD, THE	Mow
CROSSBOW, THE MOVIE	Mow
DAISIES IN DECEMBER	Mow
DALVA	Mow
DEAD DOG WALKING	Mow
DEADLOCK:ESCAPE FROM ZONE 14	Mow
DEADLY INVASION	Mow
DELIVERANCE OF ELAINE, THE	Mow
DEVIL’S ARITHMETIC, THE	Mow
DOG BOYS	Mow
DOOM RUNNERS	Mow
DYING TO BELONG	Mow
DYING TO LOVE YOU	Mow
ELVIS MEETS NIXON	Mow
END OF SUMMER	Mow
ENSLAVEMENT:THE TRUE LIFE STORY OF FANNY KEMBLE	Mow
ESCAPE FROM WILDCAT CANYON	Mow
FACE DOWN	Mow
FALLOUT	Mow
FATAL ERROR	Mow
FIGHTING FOR MY DAUGHTER	Mow
FINDING BUCK MC HENRY	Mow
FIRESTORM	Mow
FIXER, THE	Mow
FOLLOW THE RIVER	Mow
FRANKIE & HAZEL	Mow
FREAK CITY	Mow
FREE OF EDEN	Mow
FROM THE MIXED UP FILES OF MRS BASIL E FRANKWEILER	Mow
GADGETMAN	Mow
GENTLE BEN 2: BLACK GOLD	Mow
GENTLE BEN: TERROR ON THE MOUNTAIN	Mow
GLORY DAYS	Mow

RHI Entertainment

ION Mini-Series and Movies

Title	Type
GONE TO MAUI	Mow
GRAND LARCENY	Mow
GREAT ELEPHANT ESCAPE	Mow
GREAT MOM SWAP, THE	Mow
GRRRL’S BEST FRIEND, A	Mow
HALFBACK OF NOTRE DAME	Mow
HARD TIME	Mow
HARD TIME:HOSTAGE HOTEL	Mow
HARD TIME:PREMONITION	Mow
HARVEY	Mow
HEARTS ADRIFT	Mow
HIDDEN IN AMERICA	Mow
HOME SONG	Mow
HOMECOMING, THE	Mow
HORSE FOR DANNY, A	Mow
HORTON FOOTE’S: ALONE	Mow
HOUND OF THE BASKERVILLES	Mow
IN A CLASS OF HIS OWN:RICHARD DONATO STORY	Mow
IN THE LINE OF DUTY: FBI MURDERS, THE	Mow
IN THE PRESENCE OF MINE ENEMIES	Mow
INCIDENT 3: IN A SMALL TOWN	Mow
INCIDENT, THE	Mow
INSIDE	Mow
INSPECTORS II: A SHRED OF EVIDENCE	Mow
IS THERE LIFE OUT THERE?	Mow
IVANA TRUMP’S: FOR LOVE ALONE	Mow
JESSE HAWKS	Mow
JOE TORRE STORY: CURVEBALLS ALONG THE WAY	Mow
JOHNNY & CLYDE	Mow
JONATHAN STONE:THREAT OF INNOCENCE	Mow
LEGEND OF DOGWOMAN, THE	Mow
LEGEND OF GATOR FACE, THE	Mow
LEGEND OF SLEEPY HOLLOW, THE	Mow
LEGEND OF THE LOST TOMB	Mow
LEGENDS OF THE AMERICAN WEST	Mow
LILY DALE	Mow
LOCKED IN SILENCE	Mow
LONESOME DOVE/TALES OF PLAINS	Mow
LONG WAY HOME, THE	Mow
LOVE SONGS	Mow
MACSHAYNE:FINAL ROLL OF THE DICE	Mow
MACSHAYNE:WINNER TAKES ALL	Mow
MAN FROM LEFT FIELD, THE	Mow
MANDELA AND DE KLERK	Mow
MARIO & THE MOB	Mow
MARY & TIM	Mow
MARY, MOTHER OF JESUS	Mow
MAX IS MISSING	Mow

RHI Entertainment

ION Mini-Series and Movies

Title	Type
MEMBER OF THE WEDDING	Mow
MENNO’S MIND	Mow
MERCY MISSION: THE RESCUE OF FLIGHT 771	Mow
MERMAID	Mow
MESSAGE FROM HOLLY, A	Mow
MIND GAMES -TRAUMA	Mow
MOONSHINE HIGHWAY	Mow
MOTHER’S GIFT	Mow
MR. & MRS. LOVING	Mow
MR. MUSIC	Mow
MR. ROCK ‘N’ ROLL : THE ALAN FREED STORY	Mow
MRS. LAMBERT REMEMBERS LOVE	Mow
MURDERS IN THE RUE MORGUE, THE	Mow
MY BROTHER’S KEEPER	Mow
MY LOUISIANA SKY	Mow
MY OLD MAN	Mow
NATIONAL GEOGRAPHIC PRESENTS:FORBIDDEN TERRITORY..	Mow
NEIL SIMON’S JAKE’S WOMEN	Mow
NEIL SIMON’S LONDON SUITE	Mow
NEIL SIMON’S SUNSHINE BOYS	Mow
NIGHT OF THE WOLF	Mow
NIGHT THEY SAVED CHRISTMAS, THE	Mow
NIGHTSCREAM	Mow
NO ONE WOULD TELL	Mow
NORMAN ROCKWELL’S BREAKING HOME TIES	Mow
NORTH SHORE FISH	Mow
NOT JUST ANOTHER AFFAIR	Mow
NURSE	Mow
OUT OF TIME	Mow
PAINTED HERO	Mow
PALS	Mow
PASSION OF AYN RAND, THE	Mow
PATHFINDER	Mow
PREY OF THE JAGUAR	Mow
PRIMAL SECRETS	Mow
PRINCE AND THE PAUPER	Mow
PRINCESS STALLION, THE	Mow
PRISONER OF ZENDA	Mow
PRIZE PULITZER, THE	Mow
PROMISE KEPT, A: THE OKSANA BAIUL STORY	Mow
RANSOM OF RED CHIEF, THE	Mow
RATZ	Mow
REAR WINDOW	Mow
REASON FOR LIVING:JILL IRELAND STORY	Mow
REASONS OF THE HEART	Mow
RECKLESS DISREGARD	Mow
RED SNEAKERS, THE	Mow
REMEMBER ME	Mow

RHI Entertainment

ION Mini-Series and Movies

Title	Type
RIGHT TO REMAIN SILENT	Mow
RIO DIABLO	Mow
RIVER OF RAGE:TAKING OF MAGGIE KEANE	Mow
ROBIN COOK’S ACCEPTABLE RISKS	Mow
ROBIN COOK’S TERMINAL	Mow
ROBIN OF LOCKSLEY	Mow
RONNIE AND JULIE	Mow
RUBY RING, THE	Mow
RUN FOR THE DREAM, GAIL DEVER’S STORY	Mow
RUN THE WILD FIELDS	Mow
RUNNING WILD	Mow
SABRINA THE TEENAGE WITCH	Mow
SAFE HOUSE	Mow
SANDY BOTTOM ORCHESTRA	Mow
SCORPIO ONE	Mow
SEA PEOPLE	Mow
SEARCH & RESCUE	Mow
SEASON OF HOPE	Mow
SECRET, THE	Mow
SECRETS	Mow
SEPARATED BY MURDER	Mow
SEVENTEEN AGAIN	Mow
SHADOW OF A DOUBT, A	Mow
SHADOWZONE: UNDEAD EXPRESS	Mow
SIGN OF FOUR, THE	Mow
SILENT PREDATORS	Mow
SIOUX CITY	Mow
SNOW IN AUGUST	Mow
SONG OF HIAWATHA, THE	Mow
SONG SPINNER, THE	Mow
SPOILS OF WAR	Mow
SPRING AWAKENINGS	Mow
STAR STRUCK	Mow
STICKS AND STONES	Mow
STILL HOLDING ON: LEGEND OF CADILLAC JACK, THE	Mow
STORM IN SUMMER	Mow
STRANGER IN TOWN, A	Mow
SUDDEN FURY - FAMILY TORN APART	Mow
SUMMER OF FEAR	Mow
SUMMER’S END	Mow
SURVIVAL ON THE MOUNTAIN	Mow
SWEETEST GIFT, THE	Mow
TAKING LIBERTY	Mow
TALE OF SWEENEY TODD, THE	Mow
THEY CALL ME SIRR	Mow
THREE AM	Mow
TIDAL WAVE: NO ESCAPE	Mow
TIME AT THE TOP	Mow

RHI Entertainment

ION Mini-Series and Movies

Title	Type
TIME PIECE	Mow
TO DANCE WITH OLIVIA	Mow
TORNADO!	Mow
TRIPLE CROSS	Mow
TWILIGHT OF THE GOLDS, THE	Mow
TWO FATHERS: JUSTICE FOR THE INNOCENT	Mow
UNLIKELY ANGEL	Mow
W.E.I.R.D. WORLD	Mow
WALL, THE	Mow
WALTER & HENRY	Mow
WESTING GAME	Mow
WHARF RAT, THE	Mow
WHAT KIND OF MOTHER ARE YOU?	Mow
WHEN THE CIRCUS CAME TO TOWN	Mow
WHEN TIME EXPIRES	Mow
WHISKERS	Mow
WHO KILLED ATLANTA’S CHILDREN?	Mow
WISHING TREE	Mow
WITCH’S DAUGHTER, THE	Mow
WOMAN UNDONE	Mow
WOUNDED HEART	Mow
YEARLING, THE	Mow